EXHIBIT 10



                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Citicorp Life Insurance Company:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Independent Auditors".

/s/ KPMG LLP

Hartford, Connecticut
April 26, 2004